Q1 2026 Earnings Release May 6, 2026

2Littelfuse, Inc. © 2026 DISCLAIMERS Important Information About Littelfuse, Inc. This presentation does not constitute or form part of, and should not be construed as, an offer or solicitation to purchase or sell securities of Littelfuse, Inc. and no investment decision should be made based upon the information provided herein. Littelfuse strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at investor.littelfuse.com. This website also provides additional information about Littelfuse. “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995. These risks, uncertainties and other factors include, but are not limited to, risks and uncertainties relating to general economic conditions; product demand and market acceptance; economic conditions; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; cybersecurity matters; failure of an indemnification for environmental liability; changes in import and export duty and tariff rates; exchange rate fluctuations; commodity price fluctuations; the effect of the Company's accounting policies; labor disputes and shortages; restructuring costs in excess of expectations; pension plan asset returns less than assumed; uncertainties related to political or regulatory changes; integration of acquisitions may not be achieved in a timely manner, or at all; limited realization of the expected benefits from investment and strategic plans; the risk that expected benefits, synergies and growth prospects of the Basler acquisition may not be achieved in a timely manner, or at all; the risk that Basler’s business may not be successfully integrated with Littelfuse business and / or future acquisitions. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This presentation should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended December 27, 2025. Further discussion of the risk factors of the company can be found under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 27, 2025, and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at http://www.sec.gov. These forward-looking statements are made as of the date hereof. The company does not undertake any obligation to update, amend or clarify these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information. Non-GAAP Financial Measures. The information included in this presentation includes the non-GAAP financial measures of organic net sales growth, adjusted operating margin, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted effective tax rate, free cash flow conversion, and consolidated net leverage ratio (as defined in the credit agreement). A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are set forth in the appendix. The company believes that these non-GAAP financial measures provide useful information to investors regarding its operational performance, ability to generate cash and its credit position enhancing an investor’s overall understanding of its core financial performance. The company believes that free cash flow is a useful measure of its ability to generate cash. The company believes that these non-GAAP financial measures are commonly used by financial analysts and provide useful information to analysts. Management uses these measures when assessing the performance of the business and for business planning purposes. Note that the definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies.

3Littelfuse, Inc. © 2026 SAVE THE DATE INVESTOR DAY May 14, 2026 | New York City Littelfuse, Inc. © 2026

INVESTOR DAY PREVIEW – MAY 14 AGENDA

9:00 AM

Welcome and Opening Remarks
David Kelley | VP, Investor Relations

Delivering on the Promise and Potential of a New Littelfuse
Greg Henderson | President & CEO

Building a Brighter Global Future through Energy & Industrial Infrastructure (EII)
Peter Kim | SVP & GM, EII Market

Strengthening Our Leadership Position in Computing, Communications, and Diversified Industrials (CCDI)
Deepak Nayar | SVP & GM, CCDI Market

10:25 AM **BREAK**

10:35 AM

Moving the World Forward in Transportation & Logistics (T&L)
Dave Ruppel | SVP & GM, T&L Market

Accelerating Long-Term Growth through Semiconductor Innovation
Dr. Karim Hamed | SVP & GM, Semiconductor Products

Delivering More Resilient Growth and Scaling Operational Excellence to Drive Strong Shareholder Value
Abhi Khandelwal | EVP & CFO

Closing Remarks: The Leader in Safe and Efficient Electrical Energy Transfer
Greg Henderson | President & CEO

11:30 AM **Q&A SESSION**

12:00 PM **LEADERSHIP LUNCHEON**









Littelfuse
Expertise Applied | Answers Delivered
INVESTOR DAY 2026 4

5Littelfuse, Inc. © 2026 STRATEGIC PRIORITIES Enhance our Focus to Capitalize on Future Growth Opportunities Provide More Complete Solutions for a Broader Set of Customers Drive Further Operational Excellence to Amplify Long-Term Performance  More structured evaluation of secular growth opportunities  Better leverage teams & technology leadership  Expand higher voltage & energy density application opportunities  More collaborative approach across businesses  Further align technology capabilities and sales structure  Enhance customer support for next gen product development  Better leverage operating practices across businesses  Further optimize operating structure for scale  Enhance long-term profitability 01 02 03

6Littelfuse, Inc. © 2026 WHY LITTELFUSE WINS Enabling Long-Term Growth Opportunities Core Market Leadership  A market leader in enabling safe and efficient electrical energy transfer  Global scale and engineering expertise  Customer partnerships with leading innovators across broad end market exposures Broad Multi-Technology Product Offering  Core circuit protection leadership augmented by high value-add power semiconductor, switching and sensing capabilities  Meaningful brand equity across product lines  Providing more complete solutions for a broad set of customers Trusted and Essential Expertise  Seasoned global teams embedded with our customers  Solving increasingly challenging specifications to enable secular growth trends  Driving improved power efficiency and safety  Partnering with customers to architect next-gen solutions OUR VALUE PROPOSITION

7Littelfuse, Inc. © 2026 Q1 2026 FINANCIAL SUMMARY Revenue and EPS exceeded the high end of our guidance range01 Q1 Adj. EBITDA Margin of 22.9%, +280 bps vs. PY, reflecting volume leverage and operational execution02 Continued strong cash generation with Q1 FCF of $66 million, +55% vs. PY03 We are executing on our strategic priorities with a goal to scale our business for long-term growth and outperformance04

8Littelfuse, Inc. © 2026 Q1 2026 TOTAL COMPANY  Revenue +19% reported and +9% organic vs. PY  Note +6% from Basler acquisition and +3% from FX  Adj. EBITDA Margin of 22.9%, +280 bps vs. PY  GAAP diluted EPS of $2.96  Adj. EPS of $3.31, +51% vs. PY  Q1 Op cash flow $80m; FCF of $66m, +55% vs. PY FINANCIAL PERFORMANCE GAAP EPS $2.96 $1.75 Adj. EPS $3.31 $2.19 Adj. EBITDA% 22.9% 20.1% $657 $554 Q1-26 Q1-25 Revenue See appendix for GAAP to non-GAAP reconciliation

9Littelfuse, Inc. © 2026 $2.19 $1.16 $(0.04) $3.31 Q1 2025 Volume & Leverage Other Q1 2026 $554 Q1 2025 Organic Growth Basler FX Q1 2026 Q1 2026 SALES & ADJ. EPS BRIDGE (in millions) See appendix for GAAP to non-GAAP reconciliation Yr/Yr Sales Bridge 9% 6% 3% Yr/Yr Adj. EPS Bridge Note Other includes higher stock & variable compensation, lower adj. effective tax rate, higher diluted share count, & impact of other non-operating expenses $657 +38% Yr/Yr* Adj. EBITDA Conversion

Q1 2026 ELECTRONICS SEGMENT

FINANCIAL PERFORMANCE


Revenue
$363
$307
Q1-26
Q1-25

	Q1-26	Q1-25
Op Margin	**19.4%**	**15.2%**
Adj. EBITDA%	**25.1%**	**22.1%**

(in millions)

- Revenue +18% reported and +15% organic vs. PY
  - Passive products +22% organic
  - Semiconductors +8% organic
  - +3% from FX
- Continued strong Passive & Protection Product orders driven by strong data center and diversified industrials demand
- Q1 Adj. EBITDA margin 25.1%, +300 bps vs PY
  - Passive Products & Protection volume leverage & execution

Littelfuse
Expertise Applied | Answers Delivered

See appendix for GAAP to non-GAAP reconciliation

Littelfuse, Inc. © 2026 10

Q1 2026 TRANSPORTATION SEGMENT

FINANCIAL PERFORMANCE

Revenue



$170
$162

	Q1-26	Q1-25
Op Margin	14.1%	11.7%
Adj. EBITDA%	19.1%	17.1%

- Revenue +5% reported and +1% organic vs. PY
  - +4% FX benefit
- Passenger vehicle +4% organic
  - Content expansion, market share gains & favorable pricing amid lower yr/yr global passenger vehicle production
- Commercial vehicle -1% organic
  - -1% impact related to the exit of the marine business
- Q1 Adj. EBITDA margin 19.1%, +200 bps vs PY
  - Operational execution & productivity initiatives

(in millions)

Littelfuse

Expertise Applied | Answers Delivered

See appendix for GAAP to non-GAAP reconciliation

Littelfuse, Inc. © 2026
11

Q1 2026 INDUSTRIAL SEGMENT

FINANCIAL PERFORMANCE



Revenue
$124
$85
Q1-26
Q1-25

	Q1-26	Q1-25
Op Margin	**16.8%**	**15.3%**
Adj. EBITDA%	**21.9%**	**18.5%**

(in millions)

- Revenue +45% reported and +5% organic vs. PY
  - Strong grid & utility infrastructure and data center demand, favorable pricing
  - Continued soft residential HVAC demand
  - Basler acquisition sales outpaced expectations
    - +39% contribution
    - Driven by strong grid & utility and data center infrastructure demand
- Q1 Adj. EBITDA margin 21.9%, +340 bps vs PY
  - Favorable volume leverage and mix driving margin expansion

Littelfuse
Expertise Applied | Answers Delivered

See appendix for GAAP to non-GAAP reconciliation

Littelfuse, Inc. © 2026
12

13Littelfuse, Inc. © 2026 Q2 2026 GUIDANCE  Entered Q2 with a strong backlog and continued bookings momentum  Focused on execution, traction on strategic priorities  Q2 sales guidance: $690m - $710m  +7% sequential  +14% yr/yr; +8% organic  +6% yr/yr growth from the Basler acquisition  Adj. EPS $3.65 - $3.85  +32% yr/yr at the midpoint  Expected adj. effective tax rate of 21% - 22% (in millions) $690 - $710 $657 $613 Q2-26 Guidance Q1-26 Q2-25 Revenue Adj. EPS $3.65 - $3.85 $3.31 $2.85 GAAP EPS $2.96 $2.30 See appendix for GAAP to non-GAAP reconciliation

14Littelfuse, Inc. © 2026 $2.85 $0.89 $0.01 $3.75 Q2 2025 Volume & Leverage Other Q2 2026 $613 $700 Q2 2025 Organic Growth Basler FX Q2 2026 450 500 550 600 650 700 Q2 2026 SALES & ADJ. EPS GUIDANCE BRIDGE Note Q2 2026 represents guidance midpoints (in millions) See appendix for GAAP to non-GAAP reconciliation Yr/Yr Sales Bridge 8% 6% 0% Yr/Yr Adj. EPS Bridge +31% Yr/Yr* Adj. EBITDA Conversion Note Other includes higher stock & variable compensation, lower adjusted effective tax rate, higher share count, & impact of other non-operating expenses

15Littelfuse, Inc. © 2026 FULL YEAR 2026 CONSIDERATIONS / EXPECTATIONS 2025 Pro Forma Littelfuse Revenue by End Market* 2026 Key Market Expectations *Pro forma company estimate includes Littelfuse and full year Basler End Market 2026 Expectation Transportation Content expansion and share gains amid mixed underlying market conditions Data Center & Building Infrastructure Continued strong data center momentum offsetting soft building infrastructure demand Consumer Electronics Expected continued soft market demand Diversified Industrials Continued broad-based demand strength Construction & Industrial Equipment Construction and industrial equipment growth offsetting declining residential HVAC volumes Renewables, Grid & Utility Infrastructure Continued strong renewable and grid & utility infrastructure demand Passenger Vehicle 21% Commercial Vehicle 9% Data Center & Building Infrastructure 19% Renewables, Grid & Utility Infrastructure 7% Diversified Industrials 18% Construction & Industrial Equipment 17% Consumer Electronics 9%

16Littelfuse, Inc. © 2026 APPENDIX

17Littelfuse, Inc. © 2026 SUPPLEMENTAL FINANCIAL INFORMATION Note: Total will not always foot due to rounding. (a) Reflected in selling, general and administrative expenses ("SG&A"). (b) Reflected in cost of sales. (c) Reflected in restructuring, impairment and other charges. (d) 2026 included the reversal of an indemnification receivable of $2.7 million related to lapses in the statute of limitations for previously unrecognized tax benefits recognized in the first quarter of 2026. (e) Reflected the tax impact associated with the non-GAAP adjustments including $2.7 million of tax benefits due to lapses in the statute of limitations for previously unrecognized tax benefits recognized in the first quarter of 2026. Non-GAAP EPS reconciliation Q1-26 Q1-25 GAAP diluted EPS $ 2.96 $ 1.75 EPS impact of Non-GAAP adjustments (below) 0.35 0.44 Adjusted diluted EPS $ 3.31 $ 2.19 Non-GAAP adjustments - (income) / expense (in millions) Q1-26 Q1-25 Acquisition-related and integration costs (a) $ 1.2 $ 0.1 Purchase accounting inventory adjustments (b) 5.4 (0.5) Restructuring, impairment and other charges (c) 7.4 9.0 Non-GAAP adjustments to operating income 14.0 8.6 Other income, net (d) 2.7 — Non-operating foreign exchange (gain) loss (2.4) 4.8 Non-GAAP adjustments to income before income taxes 14.3 13.4 Income taxes (e) 5.3 2.3 Non-GAAP adjustments to net income $ 9.0 $ 11.1 Total EPS impact $ 0.35 $ 0.44

18Littelfuse, Inc. © 2026 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D Adjusted operating margin / Adjusted EBITDA reconciliation (in millions) Q1-26 Q1-25 Net income $ 75.1 $ 43.6 Add: Income taxes 21.6 16.4 Interest expense 7.0 8.9 Foreign exchange (gain) loss (2.4) 4.8 Other income, net (0.1) (3.5) GAAP operating income $ 101.2 $ 70.2 Non-GAAP adjustments to operating income 14.0 8.6 Adjusted operating income $ 115.1 $ 78.8 Amortization of intangibles 16.5 14.3 Depreciation expense 19.0 18.4 Adjusted EBITDA $ 150.6 $ 111.5 Net sales $ 657.0 $ 554.3 Net income as a percentage of net sales 11.4% 7.9 % Operating margin 15.4% 12.7 % Adjusted operating margin 17.5% 14.2 % Adjusted EBITDA margin 22.9% 20.1%

19Littelfuse, Inc. © 2026 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D Adjusted EBITDA by Segment (in millions) Q1-26 Q1-25 Electronics Transportation Industrial Electronics Transportation Industrial GAAP operating income $ 70.3 $ 24.1 $ 20.8 $ 46.8 $ 18.9 $ 13.1 Add: Add back amortization 9.0 3.4 4.1 9.8 3.3 1.2 Add back depreciation 11.8 5.0 2.2 11.4 5.5 1.5 Adjusted EBITDA $ 91.0 $ 32.5 $ 27.1 $ 68.0 $ 27.7 $ 15.8 Adjusted EBITDA Margin 25.1% 19.1% 21.9% 22.1% 17.1% 18.5 % Net sales (in thousands) Q1-26 Q1-25 Electronics Transportation Industrial Electronics Transportation Industrial Electronics – Passive Products and Sensors $ 187,123 $ — $ — $ 148,960 $ — $ — Electronics – Semiconductor 175,652 — — 158,289 — — Commercial Vehicle Products — 78,881 — — 77,769 — Passenger Car Products — 76,240 — — 69,035 — Automotive Sensors — 15,260 — — 15,058 — Industrial Products — — 123,813 — — 85,196 Total $ 362,775 $ 170,381 $ 123,813 $ 307,249 $ 161,862 $ 85,196

20Littelfuse, Inc. © 2026 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D (1) Passenger vehicle business (PVB) includes passenger car and auto sensor products. Net sales reconciliation Q1-26 vs. Q1-25 Electronics Transportation Industrial Total Net sales growth 18% 5% 45% 19 % Less: Acquisitions — % — % 39% 6 % FX impact 3% 4% 1% 3 % Organic net sales growth 15% 1% 5% 9 % Electronics segment net sales reconciliation Q1-26 vs. Q1-25 Electronics - Passive Products and Sensors Electronics - Semiconductor Total Electronics Net sales growth 26% 11% 18 % Less: FX impact 4% 3% 3 % Organic net sales growth 22% 8% 15 % Transportation segment net sales reconciliation Q1-26 vs. Q1-25 Commercial Vehicle Products Passenger Car Products (1) Auto Sensor Products (1) Total Transportation Net sales growth 1% 10% 1% 5 % Less: FX impact 2% 4% 8% 4 % Organic net sales (decline) growth (1)% 6% (7)% 1%

21Littelfuse, Inc. © 2026 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D Income tax reconciliation Q1-26 Q1-25 Income taxes $ 21.6 $ 16.4 Effective rate 22.3% 27.3 % Non-GAAP adjustments - income taxes 5.3 2.3 Adjusted income taxes $ 26.9 $ 18.7 Adjusted effective rate 24.2% 25.5 % Free cash flow reconciliation Q1-26 Q1-25 Net cash provided by operating activities $ 80.3 $ 65.8 Less: Purchases of property, plant, and equipment (14.1) (23.1) Free cash flow $ 66.2 $ 42.7 Free cash flow conversion Q1-26 Q1-25 Net income $ 75.1 $ 43.6 Free cash flow 66.2 42.7 Free cash flow conversion 88% 98%

22Littelfuse, Inc. © 2026 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D * Our Credit Agreement and Private Placement Note with maturities ranging from 2027 to 2031, contain financial ratio covenants providing that if, as of the last day of each fiscal quarter, the Consolidated Net Leverage ratio at such time for the then most recently concluded period of four consecutive fiscal quarters of the Company exceeds 3.50:1.00, an Event of Default (as defined in the Credit Agreement and Private Placement Senior Notes) is triggered. The Credit Agreement were amended in Q1 2026 and now allow to add restructuring charges and business optimization expenses in addition to the Prior credit agreement. (1) Represents Consolidated EBITDA as defined in our Credit Agreement and Private Placement Senior Notes and is calculated using the most recently concluded period of four consecutive quarters. Consolidated Total Debt (in millions) As of March 28, 2026 Consolidated total debt $ 631.5 Unamortized debt issuance costs 3.5 Finance lease liability 0.2 Consolidated funded indebtedness 635.2 Cash held in U.S. (up to $400 million) 67.6 Net debt $ 567.6 Consolidated EBITDA (in millions) Twelve Months Ended March 28, 2026 Net Loss $ (40.3) Interest expense 32.4 Income taxes 80.5 Depreciation expense 75.4 Amortization expense 62.0 Non-cash additions: Stock-based compensation expense 28.1 Purchase accounting inventory step-up charge 6.4 Unrealized loss on investments 2.1 Impairment charges 301.9 Other 34.1 Consolidated EBITDA (1) $ 582.6 Consolidated Net Leverage Ratio (as defined in the Credit Agreement) * 1.0x

23Littelfuse, Inc. © 2026 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D Note: Total will not always foot due to rounding. (a) Reflected in selling, general and administrative expenses ("SG&A"). (b) Reflected in restructuring, impairment and other charges. (c) Reflected the tax impact associated with the non-GAAP adjustments. Non-GAAP EPS reconciliation Q2-25 GAAP diluted EPS $ 2.30 EPS impact of Non-GAAP adjustments (below) 0.50 Adjusted diluted EPS $ 2.85 Non-GAAP adjustments - (income) / expense Q2-25 Acquisition-related and integration costs (a) $ 1.5 Restructuring, impairment and other charges (b) 2.5 Non-GAAP adjustments to operating income 4.0 Non-operating foreign exchange loss 10.4 Non-GAAP adjustments to income before income taxes 14.4 Income taxes (c) 0.8 Non-GAAP adjustments to net income $ 13.6 Total EPS impact $ 0.55